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                                                                  EXHIBIT 10.16

[LETTERHEAD]
                                                                [CONGRESS LOGO]


                                February 9, 1998



Krause's Custom Crafted Furniture Corp.
Castro Convertible Corporation
200 North Berry Street
Brea, California 92821


        Re:  Waiver of Event of Default
             --------------------------


Ladies and Gentlemen:

        KRAUSE'S CUSTOM CRAFTED FURNITURE CORP., a California corporation, and CASTRO CONVERTIBLE CORPORATION, a New York corporation (jointly and severally, "Borrower") has requested that CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender") waive the Event of Default under that certain Loan and Security Agreement, dated as of January 20, 1995, as amended to date, between Lender and Borrower (the "Loan Agreement") resulting from Borrower's noncompliance with the financial covenant pertaining to EBITDA for the fiscal quarter ended January 1998. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

        Lender hereby waives compliance by Borrower with the financial covenant set forth in Section 9.15 of the Loan Agreement pertaining to EBITDA for the fiscal quarter ended January 1998, and shall not exercise its rights and remedies under the Loan Agreement or applicable law in respect of such Event of Default; provided, however, that Lender shall be free to exercise all of its rights and remedies under the Loan Agreement in the event of Borrower's violation or breach after the fiscal quarter ended January 1998 of Section 9.15 of the Loan Agreement.

        The foregoing waiver is not a continuing waiver, and Lender does not hereby amend the terms and provisions of the Loan Agreement. Upon the occurrence of any Event of Default after the date hereof, or in the event that Lender learns of any Event of Default which occurred prior to the date hereof (other than a breach of the financial covenant set forth in Section 9.15 of the Loan Agreement for the fiscal quarter ended January 1998), Lender shall be free to exercise any and all of its various rights and remedies under the Loan Agreement and applicable law.


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Krause's Custom Crafted Furniture Corp.
Castro Convertible Corporation
February 9, 1998
Page 2



        In consideration of Lender's waiver of the foregoing Event of Default, Borrower shall pay to Lender a waiver fee of One Thousand Five Hundred Dollars ($1,500), which fee shall be fully earned and payable as of the date hereof.

        Please indicate your agreement with the foregoing by signing in the space provided below.


                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION
                                        (WESTERN)
                                        a California corporation

                                        By: /s/ Kelly Wu       2/10/98
                                            --------------------------------

                                        Title: Assistant Vice President
                                               -----------------------------


ACKNOWLEDGED AND AGREED:

KRAUSE'S CUSTOM CRAFTED FURNITURE CORP., a California corporation

By: /s/ Robert A. Burton
    ---------------------------------

Title: Senior Vice President  CFO
       ------------------------------


CASTRO CONVERTIBLE CORPORATION,
a New York corporation

By: /s/ Robert A. Burton
    ---------------------------------

Title: Senior Vice President  CFO
       ------------------------------